UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2023

Moatable, Inc.

(Exact Name of Registrant as specified in its charter)

Commission file number: 001-35147

Cayman Islands	45 West Buchanan Street, Phoenix, Arizona, 85003	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)	(I.R.S. Employer Identification No.)

(833) 258-7482
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American depositary shares, each representing 45 Class A ordinary shares	MTBL	The New York Stock Exchange
Class A ordinary shares, par value $0.001 per share*	MTBL	The New York Stock Exchange

* Not for trading, but only in connection with the listing and trading of American depositary shares on The New York Stock Exchange.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 7, 2023, Moatable Inc. (the “Company”) received written notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that the Company is below compliance criteria pursuant to the continued listing standards set forth in Section 802.01C of the NYSE Listed Company Manual as the average closing price of the Company’s American depositary shares (the “ADSs”) is less than US$1.00 over a consecutive 30 trading-day period.

In accordance with applicable NYSE procedures, the Company plans to notify the NYSE its intent to cure the deficiency. Pursuant to Section 802.01C of the NYSE Listed Company Manual, the Company has a period of six months following the receipt of the Notice to regain compliance with the minimum share price requirement. The Company can regain compliance with the minimum share price requirement at any time during the six-month cure period if, on the last trading day of any calendar month during the cure period or on the last day of the cure period, the Company has (i) a closing share price of at least $1.00, and (ii) an average closing share price of at least $1.00 over the 30 trading-day period ending on such date.

The Notice has no immediate impact on the listing of the Company’s ADSs, which will continue to be listed and traded on the NYSE during the applicable cure period, subject to the Company’s compliance with the other continued listing requirements of the NYSE. The Company’s ADSs will continue to trade on the NYSE under the symbol “MTBL” but will have an added designation of “.BC” to indicate the Company is not in compliance with the NYSE’s continued listing standards. Failure to satisfy the conditions of the cure period or to maintain other listing requirements could lead to a delisting.

The Notice does not affect the ongoing business operations of the Company or its reporting requirements with the Securities and Exchange Commission nor does it trigger any violation of its debt obligations.

Item 7.01 Regulation FD Disclosure.

As required by Section 802.01C of the NYSE Listed Company Manual, the Company issued a press release on December 12, 2023, announcing that it had received the Notice. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Moatable, Inc. dated December 12, 2023
104	The cover page of this Current Report on Form 8-K is formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOATABLE, INC.

		By:	/s/ Joseph Chen
Date:	December 12, 2023		Joseph Chen
Chairman and Chief Executive Officer